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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                CVF CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                CVF CORPORATION
                               916 CENTER STREET
                            LEWISTON, NEW YORK 14092

                                   NOTICE OF
                       1998 ANNUAL STOCKHOLDERS' MEETING

To the Stockholders:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting"), of CVF Corporation (the "Company"), will be held at the Buffalo Marriott Hotel, 1340 Millersport Highway, Amherst, New York (immediately north of Route I-290), at 2:00 p.m., New York time, on September 17, 1998 for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2. To consider and take action on a proposal to amend the Company's Articles of Incorporation to change the Company's name from CVF Corporation to CVF Technologies Corporation; and

     3. To consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on August 3, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Robert Nally
                                            Treasurer and Secretary

Date:  August 25, 1998

     STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                 AUGUST 25, 1998

                                CVF CORPORATION
                               916 CENTER STREET
                            LEWISTON, NEW YORK 14092

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 17, 1998

     The following information is furnished in connection with the Annual Meeting of Stockholders (the "Meeting"), of CVF Corporation (the "Company"), to be held on September 17, 1998 at 2:00 p.m., New York time, at the Buffalo Marriott Hotel, 1340 Millersport Highway, Amherst, New York (immediately north of Route I-290). A copy of the Company's Annual Report to Stockholders for the fiscal period ended December 31, 1997 has been previously sent to stockholders. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company's Secretary, 916 Center Street, Lewiston, New York 14092. This Proxy Statement and Form of Proxy will first be sent to stockholders on or about August 27, 1998.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     THE ENCLOSED PROXY FOR THE MEETING IS BEING SOLICITED BY THE DIRECTORS OF THE COMPANY. The proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and Company employees (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares of common stock, $0.001 par value per share, of the Company ("Shares"), entitled to vote at the Meeting has been fixed at the close of business on August 3, 1998. On such date there were 6,756,328 Shares outstanding, entitled to one vote each.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the Shares beneficially owned, as of July 30, 1998, by each director and executive officer of the Company, and all executive officers and directors of the Company as a group. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table. Additionally, to the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Exchange Act), beneficially owned, as of July 30, 1998, more than five percent of the Shares outstanding except as set forth in the following table.

                  NAME AND ADDRESS                           AMOUNT              PERCENT
                 OF BENEFICIAL OWNER                   BENEFICIALLY OWNED        OF CLASS
                 -------------------                   ------------------        --------
Jeffrey Dreben.......................................        408,524(2)(3)         6.05%
916 Center Street
Lewiston, New York 14092
Robert Glazier.......................................              0                 --
916 Center Street
Lewiston, New York 14092
George Khouri........................................              0                 --
421 Field Point Road
Greenwich, Connecticut 06830
Robert Nally.........................................        408,524(2)            6.05
189 Mary Street
Waterloo, Ontario N2J 1S1
Robert Seyler........................................              0                 --
916 Center Street
Lewiston, New York 14092
Brant Investments Limited............................      1,235,731              18.29
Global Bank Plaza
Toronto, Ontario M5J 2J5
CDS & Co.............................................        992,800              14.69
25 The Esplanade
Toronto, Ontario M5E 1W5
The Canada Trust Company.............................        610,750               9.04
c/o Prudential Insurance Co. of America
320 Bay Street, 3rd Floor
Toronto, Ontario M5H 2P6
The Depository Trust Co..............................      1,841,264              27.25
P.O. Box 222
New York, New York 10274
Malcolm Gissing......................................        413,782(4)            6.12
1487 Lakeshore Road East
Oakville, Ontario L6J 1L9
Mutual Life Assurance Company........................        359,200               5.32
227 King Street South
Waterloo, Ontario N2J 4C5

                  NAME AND ADDRESS                           AMOUNT              PERCENT
                 OF BENEFICIAL OWNER                   BENEFICIALLY OWNED        OF CLASS
                 -------------------                   ------------------        --------
Westinghouse Canada Pension Master Trust.............        359,200               5.32%
c/o Royal Trust Company Pension Department
Royal Trust Tower, 7th Floor
77 King Street West
Toronto, Ontario M5W 1P9
Directors and Officers as a Group (2)(3).............        817,048              12.09

---------------

(1) Based on the number of Shares issued and outstanding on July 30, 1998 which was 6,756,328 Shares.

(2) A warrant (the "Warrant") for a total of 952,784 Shares is held and is exercisable by Canadian Venture Founders Management Limited ("CVF Management"). A portion (approximately 21.8%) of the Shares (i.e., 207,880 Shares) underlying the Warrant are attributed to each of Messrs. Dreben and Nally because Mr. Dreben's wife and Mr. Nally's wife each owns approximately 21.8% of the beneficial interest in CVF Management. Each of Messrs. Dreben and Nally expressly disclaims beneficial ownership in the Shares issuable upon exercise of the Warrant.

(3) Includes 200,644 Shares owned by Mr. Dreben's wife as to all of which Mr. Dreben disclaims beneficial ownership.

(4) Attributed to Mr. Gissing in the table are 213,138 of the Shares issuable upon exercise of the Warrant, because of Mr. Gissing's ownership of approximately 22.37% of the beneficial interest in CVF Management, holder of the Warrant.

OPTIONS, WARRANTS AND RIGHTS

     The following table sets forth, as of August 3, 1998, the outstanding options and warrants issued by the Company:

                          TITLE AND        EXERCISE
  NAME OF HOLDER     AMOUNT OF SECURITIES   PRICE      DATE OF EXERCISE
  --------------     --------------------  --------    ----------------
CVF Management (1)   Warrant to acquire    $3.05     Exercisable upon the
                     952,784 Shares (2)              occurrence of certain
                                                     conditions until
                                                     September 20, 2000

---------------

(1) CVFLP's general partner. The Company acquired all of the assets of CVFLP pursuant to an Asset Purchase Agreement dated August 20, 1995.

(2) 14.10% of the Shares outstanding as of July 30, 1998.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

     In accordance with the Bylaws of the Company, the Board of Directors has by resolution fixed the number of directors to be elected at the Meeting at four. All four positions on the Board are to be filled by the affirmative vote of a majority of the stockholders at the Meeting. Each person so elected shall serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified. It is the Board's intention to expand the Board of Directors by at least one and possibly two additional independent directors.

     The directors of the Company recommend a vote FOR the nominees listed below. All nominees are currently serving as directors of the Company and, except for Mr. Glazier who was appointed a director in January 1998, were elected directors at the 1997 Annual Meeting of Stockholders.

     UNLESS INSTRUCTED OTHERWISE, PROXIES WILL BE VOTED FOR THE NOMINEES LISTED BELOW. Although the directors do not contemplate that any of the nominees will be unable to serve prior to the Meeting, if such a situation arises, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

      NAME, POSITION AND                           PRINCIPAL OCCUPATION AND BUSINESS
    TENURE WITH THE COMPANY      AGE               EXPERIENCE FOR PAST FIVE YEARS(1)
    -----------------------      ---               ---------------------------------
Jeffrey Dreben                   53     Director, President and Chief Executive Officer of the
  Director, President and Chief         Company since 1995; Director, Vice President and
  Executive Officer since 1995          Treasurer of CVF Management from 1989 to 1995.
Robert Glazier Director since    50     Director of the Company since 1998; President and Chief
  1998                                  Executive Officer of Donatech Corporation (computer
                                        software consulting company) since 1986.
Robert Nally Director and        50     Director and Consultant to the Company since 1995 and
  Consultant since 1995,                Treasurer and Secretary of the Company since 1997;
  Treasurer and Secretary since         Chairman of RDM Corporation (technologies for check
  1997                                  processing and electronic commerce solutions) since
                                        1995; Vice President and Secretary of CVF Management
                                        from 1989 to 1995.
George Khouri Director and       51     Director and Special Consultant to the Company since
  Special Consultant since 1997         1997; Managing Director -- Capital Markets for Nomura
                                        Securities International Inc. from 1995 to 1997; Vice
                                        President of Trigon Group (an investment banking
                                        boutique) from 1992 to 1995.

---------------

(1) Unless otherwise stated, each nominee has held the position indicated for at least the past five years.

OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     No members of the Board of Directors, except Mr. Nally, serve on the Boards of Directors or the Boards of Trustees of any other publicly-held companies. Mr. Nally serves on the Boards of Directors of Virtek Vision International Inc. and RDM Corporation, both of which are publicly-held Canadian corporations.

COMMITTEES AND MEETING DATA

     During the year ended December 31, 1997, the full Board of Directors met on two occasions. Each director attended all of the meetings of the Board. The Company did not have any committees during 1997. In January 1998, the Company formed an audit committee whose members are Messrs. Dreben and Glazier.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that directors, officers and more than 10 percent stockholders of the Company file reports with the Securities and Exchange Commission within the first 10 days of the month following any purchase or sale of Shares. During 1997, Messrs. Dreben and Nally each failed to timely file a Form 4 with respect to the exercise of certain options and Mr. Khouri failed to timely file Form 4's with respect to two transactions involving the grant of options. In addition, in 1997 Messrs. Dreben and Nally filed Form 3's but not within the requisite time period. Filings pursuant to Section 16(a) are currently being updated.

EXECUTIVE OFFICERS

     The following is a list of the Company's executive officers.

            NAME, POSITION AND                     PRINCIPAL OCCUPATION AND BUSINESS
         TENURE WITH THE COMPANY            AGE     EXPERIENCE FOR PAST FIVE YEARS
         -----------------------            ---    ---------------------------------
Jeffrey Dreben                              53   See table under "Nominees."
  President and Chief Executive Officer
  since 1995
Robert Nally                                50   See table under "Nominees."
  Treasurer and Secretary since 1997
Robert J. Seyler                            50   Chief Financial Officer of the
  Chief Financial Officer since 1998             Company since 1998; Controller of
                                                 Root, Neal & Company from 1997 to
                                                 1998; Treasurer and Chief Accounting
                                                 Officer of C.H. Heist Corp. from 1973
                                                 to 1995.

EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended December 31, 1997, 1996 and 1995, the amount of the compensation paid by the Company to its Chief Executive Officer and all other executive officers whose cash compensation during the year ended December 31, 1997 exceeded $100,000 (the "Named Officers").

                                         ANNUAL COMPENSATION
   NAME AND PRINCIPAL                  ------------------------           OTHER
        POSITION           YEAR         SALARY          BONUS          COMPENSATION
   ------------------      ----        --------        --------        ------------
Jeffrey Dreben(1)          1997        $200,000        $500,000(2)       $638,863(2)
  President and Chief      1996         102,765              --                --
  Executive Officer        1995          26,273(3)           --                --
Robert Nally(4)            1997        $140,000        $500,000(2)       $622,952(2)
  Treasurer and Secretary  1996          80,543              --                --
                           1995(5)           --              --                --

---------------

(1) Mr. Dreben became an executive officer of the Company in 1995.

(2) Other compensation and bonuses relate primarily to stock options exercised by Messrs. Dreben and Nally. During 1997, the Company re-purchased 601,932 of its own Shares for an aggregate consideration of $10 from a corporation owned by officers of the Company. The Company simultaneously issued to these officers options to purchase an equal number of Shares for $0.05 per Share. The Company recorded no expense effect on this exchange. During 1997, the options were exercised at a time when the quoted market price of the Company's Shares was $3.00 per Share. On this sequence of transactions the Company recorded a $727,163 tax benefit as an increase in additional paid in capital. The above bonuses were provided to these officers as compensation for the related personal tax liabilities. (The total net, after tax cash disbursement cost to the Company for these bonuses was approximately $250,000.) Bonuses of this nature are not expected to re-occur in the future.

(3) Paid in Canadian currency but translated in the table to U.S. currency based on the exchange rate of Canadian $1.00 = U.S. $.7298 on July 11, 1997.

(4) Mr. Nally's salary was paid by Canadian Venture Founders Leasing Corp., a wholly-owned subsidiary of the Company.

(5) Mr. Nally was not a paid employee of the Company in 1995.

     Option Grants and Exercises. The following table gives information with respect to the Named Officers during the year ended December 31, 1997. The options set forth in the table were granted by the Company in exchange for the repurchase of Shares for a nominal amount.

                                            INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------
             (A)                   (B)              (C)              (D)                           (E)
                                NUMBER OF        % OF TOTAL
                                SECURITIES      OPTIONS/SARS
                                UNDERLYING       GRANTED TO      EXERCISE OR    MARKET PRICE
                               OPTIONS/SARS      EMPLOYEES       BASE PRICE       ON DATE       EXPIRATION
            NAME               GRANTED (#)     IN FISCAL YEAR      ($/SH)         OF GRANT         DATE
-----------------------------    -------            ----            -----          ------        --------
Jeffrey Dreben                   200,644(1)         45.2%           $0.05          $6.625        2/5/2007
Robert Nally                     200,644(1)         45.2            $0.05          $6.625        2/5/2007

---------------

(1) Pursuant to a stock purchase agreement dated February 5, 1997, the Company repurchased 601,932 Shares from CVF, Inc. for an aggregate purchase price of $10.00. The shareholders of CVF, Inc. at that time included Messrs. Dreben and Nally, current directors and nominees for directors of the Company, and Mr. Gissing, a former director of the Company. Also on February 5, 1997, the Company issued options to purchase an aggregate of 601,932 Shares for $.05 per Share to Messrs. Dreben, Nally and Gissing. The transactions of February 5, 1997 were structured to be a like-kind exchange with no effect on earnings. On May 30, 1997, these options were exercised.

     Option Exercises and Year End Values. The following table shows the value realized by Messrs. Dreben and Nally upon the exercise of options. The options set forth in the table were granted by the Company in exchange for the repurchase of Shares for a nominal amount. No options were outstanding following the exercise of such options.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR

                             SHARES
                            ACQUIRED      VALUE
          NAME             ON EXERCISE   REALIZED
          ----             -----------   --------
Jeffrey Dreben               200,644     $591,900
  President and Chief
  Executive Officer
Robert Nally                 200,644     $591,900
  Treasurer and Secretary

     Directors' Fees. The Company does not currently pay any additional fees to the directors who are also officers of or consultants to the Company.

     For the two-month period in 1997 when George Khouri was rendering consulting services under his first consulting agreement with the Company, he received, in addition to consulting fees of $750 per day, director fees of $1,000 per month. Mr. Khouri became a full-time consultant to the Company in June 1997 and is paid $10,500 per month in director and consulting fees. See "Certain Transactions and Relationships."

     Robert Glazier, appointed a director in January 1998, is entitled to receive $750 per Board of Directors meeting attended in person and $375 per telephonic board meeting in which he participates.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Transactions with CVF, Inc. Pursuant to a stock purchase agreement dated February 5, 1997, the Company repurchased 601,932 Shares from CVF, Inc. for an aggregate purchase price of $10.00. The shareholders of CVF, Inc. at that time included Messrs. Dreben and Nally, current directors and nominees for directors of the Company, and Mr. Gissing, a former director of the Company. Also on February 5, 1997, the Company issued options to purchase an aggregate of 601,932 Shares for $.05 per Share to Messrs. Dreben, Nally and Gissing. The transactions of February 5, 1997 were structured to be a like-kind exchange with no effect on earnings. On May 30, 1997, these options were exercised.

     Service Agreement with D and N Consulting Corporation. The Company entered into a Service Agreement dated February 10, 1997 with D and N Consulting Corporation ("D and N"), identical to its agreement the Company formerly had with CVF, Inc., the predecessor to D and N, pursuant to which D and N would provide a variety of administrative, managerial and clerical services to the Company. Under the Service Agreement, D and N would be responsible for all administrative requirements of the Company, including, but not limited to, maintaining the books of the Company, preparing periodic reports to the Board of Directors of the Company and providing office facilities and travel expenses. In return for the above services, D and N is to be paid a service fee based on an annual budget prepared by D and N and approved by the Board of Directors of the Company. Messrs. Dreben and Nally are each officers and 50% shareholders of D and N. D and N and the Company have mutually agreed to defer operation of the Service Agreement. Instead, the services continue to be provided by officers, employees and consultants of the Company, and the Company has neither paid nor accrued service fees under the Service Agreement.

     Consulting Arrangement with Mr. Khouri. Pursuant to an Independent Consultant Agreement, for the months of April and May 1997, Mr. Khouri, a director of the Company, provided the Company with consulting services, as well as services as a director, in exchange for which Mr. Khouri received consulting fees of $750 per day and director fees of $1,000 per month. Effective June 1, 1997 the Company reached a new agreement with Mr. Khouri pursuant to which Mr. Khouri provides the Company with consulting services and reports directly to the President of the Company in exchange for which Mr. Khouri receives $10,500 per month and no additional fees as a director for a one-year term which is renewable if mutually agreed to by the parties. This consulting agreement may be terminated by either party upon 90 days notice of the intent to so terminate. Upon termination, Mr. Khouri will resign as a director. Periodically, the President of the Company will review Mr. Khouri's performance and determine whether to continue Mr. Khouri's consulting arrangement. Through the first year, Mr. Khouri automatically received options to purchase 45,000 Shares, one quarter of which (options to purchase 11,250 Shares) vested every three-month period effective June 1, 1997 and all of such options have an exercise price of $5.00 per Share.

     Consulting Arrangement with Mr. Nally. The Company has an oral understanding with Mr. Nally, a director, nominee for director and an officer of the Company, pursuant to which Mr. Nally provides the Company with certain consulting services, particularly with respect to technology management, in exchange for which Mr. Nally receives compensation as determined by the Board of Directors. The parties intend to execute a written agreement to the same effect. In 1997, Mr. Nally received $140,000 for his services as a consultant to the Company.

     Transaction with RDM Corporation. In December 1997, the Company purchased 1,428,572 special warrants in RDM Corporation for a total purchase price of $1,000,000 (CN) ($659,400 (US) based on the conversion price on August 5, 1998 of $1.00 (US) to $1.52 (CN)). The special warrants were exercised in June 1998 and were exchanged for 1,428,572 common shares (approximately 16% of the outstanding shares) of RDM Corporation. RDM Corporation is a Canadian corporation which develops and supplies technologies for check processing and electronic commerce solutions. Mr. Nally, an officer, director and nominee of the Company, has been Chairman of RDM Corporation since 1995 and beneficially owns 1,735,874 common shares (approximately 19.5% of the outstanding shares) of RDM Corporation.

                                 PROPOSAL NO. 2
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME

     At the Meeting, stockholders of the Company will be asked to consider and take action on a proposal to amend the Company's Articles of Incorporation to change the name of the Company from CVF Corporation to CVF Technologies Corporation. The affirmative vote of at least a majority of Shares outstanding and entitled to vote is required to approve and adopt the amendment to the Articles of Incorporation. The management of the Company believes the name change is desirable (i) to better describe the business of the Company and (ii) to avoid confusion and errors resulting from the assumption of some persons as to the Company's trading symbol on the American Stock Exchange ("AMEX"). The Company's Shares are currently listed for trading on AMEX under the symbol "CNV." The Board of Directors recommends a vote FOR approval of the amendment. UNLESS OTHERWISE INSTRUCTED, PROXIES WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO CHANGE THE COMPANY'S NAME TO CVF TECHNOLOGIES CORPORATION.

     If the name change is approved, stockholders may retain their existing stock certificates, as there is no need to exchange them for new certificates.

                                 PROPOSAL NO. 3
                                 OTHER MATTERS

     So far as management of the Company is aware, no matters other than those outlined in this Proxy Statement will be presented at the Meeting for action on the part of the stockholders. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the Shares to which the proxy relates in accordance with their best judgment.

                            INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP, has audited the accounts of the Company since 1997. A representative of Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals must be received at the Company's offices no later than March 26, 1999 in order to be considered for inclusion in the Company's proxy materials for the 1999 Annual Meeting of Stockholders.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Robert Nally
                                          Treasurer and Secretary

Lewiston, New York

                                CVF CORPORATION                            PROXY
                               916 Center Street
                            Lewiston, New York 14092

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Jeffrey Dreben and Robert Nally, and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of CVF Corporation (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING") TO BE HELD AT THE BUFFALO MARRIOTT HOTEL, 1340 MILLERSPORT HIGHWAY, AMHERST, NEW YORK ON SEPTEMBER 17, 1998, AT 2:00 P.M., NEW YORK TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

1. ELECTION OF DIRECTORS
   [ ] FOR ALL NOMINEES LISTED BELOW                   [ ] WITHHOLD AUTHORITY
      (except as marked to the contrary below)            to vote for all nominees listed below

              INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

        Jeffrey Dreben; Robert Glazier; Robert Nally; and George Khouri.

2. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME

   To consider and take action on a proposal to amend the Company's Articles of Incorporation to change the Company's name from CVF Corporation to CVF Technologies Corporation.

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR PROPOSALS 1 AND 2. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 ABOVE AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY MATTER REFERRED TO IN 3 ABOVE. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                          Dated: , 1998

                                          PLEASE SIGN EXACTLY AS NAME(S) APPEAR
                                          ON STOCK CERTIFICATE(S). A corporation
                                          is requested to sign its name by its
                                          President or other authorized officer,
                                          with the office held so designated. A
                                          partnership should sign in the
                                          partnership name by an authorized
                                          person. Executors, administrators,
                                          trustees, guardians and corporate
                                          officers are requested to indicate the
                                          capacity in which they are signing.
                                          JOINT TENANTS SHOULD BOTH SIGN.

                                          --------------------------------------

                                          --------------------------------------
                                              (Signature of Stockholder(s))

     PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE,
           WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.